NEWPORT JAPAN OPPORTUNITIES FUND
                           NEWPORT GREATER CHINA FUND
                               NEWPORT TIGER FUND
                            NEWPORT ASIA PACIFIC FUND
                               NEWPORT EUROPE FUND
                      STEIN ROE SMALL CAP ASIAN TIGER FUND
                      STEIN ROE ADVISOR FLOATING RATE FUND
             LIBERTY-STEIN ROE ADVISOR FLOATING RATE ADVANTAGE FUND
                       COLONIAL INVESTMENT GRADE BOND FUND

                Supplement to current Class Z share Prospectuses

The Class Z share prospectuses of the above Funds are amended to revise the categories of investors who are eligible to purchase Class Z shares. The following investors are now eligible to purchase Class Z shares: (i) clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee; (ii) a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from Liberty Funds Distributor, Inc., the Funds' distributor or through a third party broker-dealer; (iii) any insurance company, trust company or bank purchasing shares for its own account; (iv) any endowment, investment company or foundation; and (v) clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.


G-36/051B-0400                              April 13, 2000